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                                                             Rule 497(d)
                                                      Registration No. 33-66712




                              LINDNER INVESTMENTS

SUPPLEMENT, dated May 1, 2001, to Prospectus, dated October 6, 2000:

Effective May 1, 2000, the Lindner Opportunities Fund has been closed to new investors. Lindner Investments will no longer accepted orders to purchase shares of beneficial interest in the Lindner Opportunities Fund. In addition, on April 30, 2001, the Board of Trustees of Lindner Investment approved a Plan of Liquidation for Lindner Opportunities Fund that will be submitted to shareholders for consideration in May or June of this year. The Plan of Liquidation contemplates that all assets of the Opportunities Fund will be sold, all expenses will be paid, and the proceeds will be distributed to those who are shareholders at the time of distribution.